Exhibit 99.1

News Release

SharkReach Announces Addition Of Two Board Members

Mark J. Gustavson, Company’s CFO, Brings Experience & Leadership To Aid Company During Its Expansion; Jake Kovalcik, A Member Of Company Advisory Board Has Been With Company Since Its Inception

HERMOSA BEACH, CA – 07/13/2016 –

SharkReach, Inc. ("SharkReach®" or the "Company") (OTC: SHRK) a millennial influencer marketing company today announced that Mark J. Gustavson and Jake Kovalcik have been appointed to the Board of Directors of the Company. Both will serve for one-year terms. Mr. Gustavson will add leadership and company building expertise during our funding and expansion period, and Jake Kovalcik, as a veteran of media start-ups, will bring nearly 20 years of experience in business development, product development and sales.

Steve Smith, Company CEO and Chairman of the Board said: “Jake has been the biggest SharkReach advocate from day one. He worked on the client side for Anheuser-Busch managing media, sponsorships, and wholesaler relations across New England and Upstate New York.  He spent the last 13 years in startups at various funding levels, including three successful exits. And Mark, with his extensive understanding of business integration, has been instrumental in expediting our M&A strategy. I’m very pleased to have them join me on the Board.”

Mark J. Gustavson

Chief Financial Officer/Board Member.

Mark Gustavson has 17 years of business development, transactional, alliance management, finance, operational, company formation and IP experience with emerging technology companies. During his career he has acquired extensive experience integrating business disciplines in connection with emphasis in turn-around transactions. Mr. Gustavson has led and closed dozens of transactions with cumulative valuations in excess of $180MM in industry-transforming technology companies.

Prior to SharkReach, Mr. Gustavson was President and co-founder of MedicuRx Corporation, a position he held from February 2013 to June 2015. While there, he was responsible for managing the company formation and transactional activities in collaboration with co-founder Dr. Joseph Rubinfeld for business development, finance, and research & alliance management.

From July of 2012 through January of 2013, he was the President and CEO of ImCure Therapeutics, Inc. From June 2009 through November 2011, Mr. Gustavson served as Executive Vice President at EVP Colmen Group LLC. Mr. Gustavson was a Director of Valdor International Technologies, Inc. from December of 2012 to June of 2013.

In these various executive capacities he was responsible for all company transactions, ranging from acquisitions and strategic collaborations to ordinary course transactions, and engaged in strategic planning for business development, product development, and in-licensing activity and closing numerous business development collaborations.

Mr. Gustavson served as Private Banker at Hong Kong and Shanghai Banking Corporation (HSBC) in Saipan, Commonwealth of the Northern Mariana Islands. From April 1997 through February 1999 Mr. Gustavson was VP of Private Banking and was charged with co-launching the CNMI branch of the Pacific Regional Division during the bank’s expansion period. Mr. Gustavson’s further activities included Investment Strategist where his focus included introducing early stage technology companies to domestic investors.

Sector specialties include: biotechnology, IP based banking, mobile payment systems, social media, mobile gaming applications and fiber optics. Mr. Gustavson received a Bachelor of Science in Political Science (minor in sociology, concentration in economics) from the University of Oregon in 1991. His most recent transaction was the recapitalization and 4.2MM source funding for social media company CloudTalk Corporation. He served as Director and Senior Advisor to Valdor International Technologies (TSX: VTI) located in the San Francisco Bay Area.

Jake Kovalcik

Advisory Board Member/Board Member

Mr. Kovalcik is an entrepreneurial digital strategy and media professional with nearly 20 years of experience in business development, product development and sales.

Over the course of his career he has been on the forefront of integrating digital platforms and data products with a focus on engaging, acquiring, and retaining customers.

With nearly a decade in startups of various levels of funding, he is accomplished at building successful sales and marketing strategies across a variety of verticals as well as developing and monetizing new and existing products.

He worked on the client side for Anheuser-Busch managing media, sponsorships, and wholesaler relations across New England and upstate New York and has pent the last 13 years in startups at various funding levels and was a part of three successful exits.

About SharkReach, Inc.

SharkReach, Inc. (OTC: SHRK). SharkReach is a disruptive millennial media company that combines the strength of an influencer owned network with proprietary technology for creating, posting, managing and monitoring branded sharable content. It has shown that is has the unique ability to reach the Gen Y and Millennial demographic and it has an aggregate reach of 2.9 Billion!

SharkReach as one of the first companies in this space is the established leader in Influencer Marketing. It presently has the largest footprint, and plans to further enlarge its market share through an aggressive acquisition campaign to grow the Company at a faster rate than merely through organic growth..

What sets SharkReach apart from other companies in the marketplace is that its influencers (both grass roots individuals and celebrities) are also its shareholders and that its network has a larger market reach than the top 5 television networks combined!

Millennials demand exacting standards in the products and services that are essential to satisfying their social conscience and personal needs. They are the first of several generations to come that will veer away from traditional media. They do NOT watch television, and they do not trust brands and commercials. Their purchasing decisions are impacted by the individuals, friends, and celebrities that they follow on Social Media and YouTube.

Historically, and in this order, television, radio, magazine and newspaper advertising were the ways to reach clients. To reach more clients and to increase sales, Celebrity Endorsements were added to Brands to increase the effectiveness of these traditional media outlets.

Sponsored Social Media Influencer Marketing, now sits atop the field!

In a recent report of the most effective marketing ratings, Influencer Marketing, in absolute ratings, beat Celebrity Endorsements, Television, Radio, Magazine and Newspaper advertising.

Our Tracking & Reporting platform and quantifying systems enable clients to select suitable Influencers and to track campaigns in ways they have not been available before.

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For more information on SharkReach, please visit the Company's website at www.SharkReach.com.

To be added to the SharkReach® investor email list, please email investor@sharkreach.com with SHRK in the subject line.

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements as defined within Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to future events, including our ability to raise capital, or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects our current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We assume no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

For a discussion of these risks and uncertainties, please see our filings with the Securities and Exchange Commission. Our public filings with the SEC are available from commercial document retrieval services and at the website maintained by the SEC at http://www.sec.gov.

Contacts:

Investor Relations

Bruce Haase

RedChip Companies, Inc.

Tel: +1-800-733-2447, ext. 131

bruce@redchip.com

http://www.redchip.com

Corporate

Steve Smith, CEO

SharkReach, Inc.

T. +1-888-481-6161

F. +1-888-481-6161

http://www.sharkreach.com